Exhibit 99.2

[Bay-Vanguard Federal Savings Bank]

Dear Member:

The Board of Directors of Bay-Vanguard Federal Savings Bank has voted unanimously in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Bay-Vanguard Federal will form a mutual holding company to be known as Bay-Vanguard, M.H.C. and will establish BV Financial, Inc. as a majority-owned subsidiary. We are reorganizing so that Bay-Vanguard Federal will be structured in the form of ownership that we believe will best support the Bank’s future growth.

To accomplish the reorganization, your participation is extremely important. On behalf of the Board, I ask that you read the enclosed material and cast your vote in favor of the plan of reorganization and stock issuance and mail your signed proxy card immediately in the enclosed              postage-paid envelope marked “PROXY RETURN.” If you have an IRA or other Qualified Retirement Plan account for which Bay-Vanguard Federal acts as trustee and we do not receive a proxy from you, Bay-Vanguard Federal, as trustee for such account, intends to vote in favor of the plan of reorganization and stock issuance on your behalf. If you have more than one account, you may receive more than one proxy. Please vote all proxy cards that you receive.

Approval of the plan of reorganization and stock issuance will not affect any deposit accounts or borrower relationships with Bay-Vanguard Federal; deposit accounts will continue to be federally insured to the same extent permitted by law; and existing deposit accounts and loans will not undergo any change. Voting for the plan of reorganization and stock issuance will not obligate you to buy any shares of common stock in the stock offering.

As a qualifying account holder, you may subscribe for shares of BV Financial, Inc. common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of Bay-Vanguard Federal. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Bay-Vanguard Federal) to BV Financial in the enclosed YELLOW postage-paid envelope marked “STOCK ORDER RETURN,” or return it to any full service office of the Bank. Your order must be physically received by BV Financial no later than 12:00 noon, Eastern time on             , December     , 2004. Please read the prospectus carefully before making an investment decision.

If you wish to use funds in your IRA or Qualified Retirement Plan at Bay-Vanguard Federal to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than Bay-Vanguard Federal. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon, Wednesday, November 24 through 12:00 noon, Monday, November 29, in observance of the Thanksgiving holiday.

Sincerely,

Edmund T. Leonard
Chairman of the Board

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

[Bay-Vanguard Federal Savings Bank]

Dear Member:

The Board of Directors of Bay-Vanguard Federal Savings Bank has voted unanimously in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Bay-Vanguard Federal will form a mutual holding company to be known as Bay-Vanguard, M.H.C. and will establish BV Financial, Inc. as a majority-owned subsidiary. We are reorganizing so that Bay-Vanguard Federal will be structured in the form of ownership that we believe will best support the Bank’s future growth.

To accomplish the reorganization, your participation is extremely important. On behalf of the Board, I ask that you read the enclosed material and cast your vote in favor of the plan of reorganization and stock issuance and mail your signed proxy card immediately in the enclosed postage-paid envelope marked “PROXY RETURN.” If you have an IRA or other Qualified Retirement Plan for which Bay-Vanguard Federal acts as trustee and we do not receive a proxy from you, Bay-Vanguard Federal, as trustee for such account, intends to vote in favor of the plan of reorganization and stock issuance on your behalf. If you have more than one account, you may receive more than one proxy. Please vote all proxy cards that you receive.

Approval of the plan of reorganization and stock issuance will not affect any deposit accounts or borrower relationships with Bay-Vanguard Federal; deposit accounts will continue to be federally insured to the same extent permitted by law; and existing deposit accounts and loans will not undergo any change.

We regret that we are unable to offer you common stock in the subscription offering because the laws of your state or jurisdiction require us to register either (1) the to-be-issued common stock of BV Financial, Inc., or (2) an agent of Bay-Vanguard Federal to solicit the sale of such stock, and the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon, Wednesday, November 24 through 12:00 noon, Monday, November 29, in observance of the Thanksgiving holiday.

Sincerely,

Edmund T. Leonard
Chairman of the Board

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

[Bay-Vanguard Federal Savings Bank]

Dear Friend of Bay-Vanguard Federal:

The Board of Directors of Bay-Vanguard Federal Savings Bank has voted unanimously in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Bay-Vanguard Federal will form a mutual holding company to be known as Bay-Vanguard, M.H.C. and will establish BV Financial, Inc. as a majority-owned subsidiary. We are reorganizing so that Bay-Vanguard Federal will be structured in the form of ownership that we believe will best support the Bank’s future growth.

As a former account holder, you may subscribe for shares of BV Financial, Inc. common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of Bay-Vanguard Federal. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Bay-Vanguard Federal) to BV Financial in the enclosed postage-paid envelope marked “STOCK ORDER RETURN,” or return it to any full service office of the Bank. Your order must be physically received by BV Financial no later than 12:00 noon, Eastern time on             , December     , 2004. Please read the prospectus carefully before making an investment decision.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon, Wednesday, November 24 through 12:00 noon, Monday, November 29, in observance of the Thanksgiving holiday.

Sincerely,

Edmund T. Leonard
Chairman of the Board

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

[BV Financial, Inc.]

Dear Potential Investor:

We are pleased to provide you with the enclosed material in connection with the stock offering by BV Financial, Inc. We are raising capital to support Bay-Vanguard Federal Savings Bank’s future growth.

This information packet includes the following:

PROSPECTUS: This document provides detailed information about Bay-Vanguard Federal’s operations and the proposed stock offering by BV Financial, Inc. Please read it carefully prior to making an investment decision.

STOCK ORDER AND CERTIFICATION FORM: Use this form to subscribe for common stock and return it, together with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Bay-Vanguard Federal) to BV Financial in the enclosed postage-paid envelope. Your order must be physically received by BV Financial no later than 12:00 noon, Eastern time on             , December     , 2004.

We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the reorganization or the stock offering, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between 10:00 a.m. and 4:00 p.m.

Sincerely,

Edmund T. Leonard
Chairman of the Board

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

[Sandler O’Neill & Partners, L.P. Letterhead]

Dear Customer of Bay-Vanguard Federal:

At the request of Bay-Vanguard Federal Savings Bank, we have enclosed material regarding the offering of common stock of BV Financial, Inc. in connection with the reorganization of Bay-Vanguard Federal Savings Bank from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Bay-Vanguard Federal will form a mutual holding company to be known as Bay-Vanguard, M.H.C. and will establish BV Financial, Inc. as a majority-owned subsidiary. These materials include a prospectus and a stock order and certification form, which offer you the opportunity to subscribe for shares of common stock of BV Financial, Inc.

We recommend that you read this material carefully. If you decide to subscribe for shares, you must return the properly completed and signed stock order and certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Bay-Vanguard Federal) to BV Financial in the accompanying YELLOW postage-paid envelope marked “STOCK ORDER RETURN.” Your order must be physically received by BV Financial no later than 12:00 noon, Eastern time on             , December     , 2004. If you have any questions after reading the enclosed material, please call the conversion center at xxx-xxx-xxxx, Monday through Friday, between 10:00 a.m. and 4:00 p.m., and ask for a Sandler O’Neill representative. Please note that the conversion center will be closed from 12:00 noon, Wednesday, November 24 through 12:00 noon, Monday, November 29, in observance of the Thanksgiving holiday.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. This letter should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.

Sandler O’Neill & Partners, L.P.

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

Enclosures

[Bay-Vanguard Federal Savings Bank]

Dear Member:

As a follow-up to our recent mailing, this is to remind you that your vote is very important.

The Board of Directors of Bay-Vanguard Federal Savings Bank has voted unanimously in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Bay-Vanguard Federal will form a mutual holding company to be known as Bay-Vanguard, M.H.C. and will establish BV Financial, Inc. as a majority-owned subsidiary. We are reorganizing so that Bay-Vanguard Federal will be structured in the form of ownership that we believe will best support the Bank’s future growth.

To accomplish the reorganization, your participation is extremely important. On behalf of the Board, I ask that you vote in favor of the plan of reorganization and stock issuance and mail your signed proxy card immediately in the enclosed postage-paid envelope marked “PROXY RETURN.” If you have an IRA or other Qualified Retirement Plan account for which Bay-Vanguard Federal acts as trustee and we do not receive a proxy from you, Bay-Vanguard Federal, as trustee for such account, intends to vote in favor of the plan of reorganization and stock issuance on your behalf. If you have more than one account, you may receive more than one proxy. Please vote all proxy cards that you receive.

Approval of the plan of reorganization and stock issuance will not affect any deposit accounts or borrower relationships with Bay-Vanguard Federal; deposit accounts will continue to be federally insured to the same extent permitted by law; and existing deposit accounts and loans will not undergo any change. Voting for the plan of reorganization and stock issuance will not obligate you to buy any shares of common stock in the stock offering.

If you have any questions after reading the enclosed material, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between 10:00 a.m. and 4:00 p.m.

Sincerely,

Edmund T. Leonard
Chairman of the Board

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

PROXY REQUEST

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WE NEED YOUR VOTE

Dear Member of Bay-Vanguard Federal Savings Bank:

Your vote on our plan of reorganization and stock issuance has not yet been received. Your vote is very important to us. Please vote and mail the enclosed proxy today. If you have more than one account, you may receive more than one proxy. Please complete and mail all proxies that you receive.

Remember: Voting does not obligate you to buy stock. Your Board of Directors has approved the plan of reorganization and stock issuance and urges you to vote in favor of it. Your deposit accounts or loans with Bay-Vanguard Federal will not be affected in any way through the reorganization. Deposit accounts will continue to be federally insured to the legal maximum amount.

A postage-paid envelope is enclosed with the proxy card. If you have any questions, please call our conversion center at xxx-xxx-xxxx, Monday through Friday, between 10:00 a.m. and 4:00 p.m.

Edmund T. Leonard
Chairman of the Board

Please vote today by returning all proxy cards that you receive.

If you have more than one account you may receive more than one proxy.

Please complete and mail all proxies that you receive.

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Please Support Us

Vote Your Proxy Card Today

If you have more than one account, you may have received more than one proxy depending upon the ownership structure of your accounts. Please vote, sign and return all proxy cards that you received.

[BV Financial, Inc.]

                                                             , 2004

Dear                     :

We are pleased to announce that the Board of Directors of Bay-Vanguard Federal Savings Bank has voted in favor of a plan to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Bay-Vanguard Federal will form a mutual holding company to be known as Bay-Vanguard, M.H.C. and will establish BV Financial, Inc. as a majority-owned subsidiary. BV Financial, Inc. will be the parent corporation of Bay-Vanguard Federal. We are reorganizing so that Bay-Vanguard Federal will be structured in the form of ownership that we believe will best support the Bank’s future growth.

To learn more about the reorganization and stock offering, you are cordially invited to join members of our senior management team at a community meeting to be held on      at 7:00 p.m.

A member of our staff will be calling to confirm your interest in attending the meeting.

If you would like additional information regarding the meeting or our reorganization, please call our conversion center at xxx-xxx-xxxx, Monday through Friday between 10:00 a.m. and 4:00 p.m.

Sincerely,

Edmund T. Leonard
Chairman of the Board

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Conversion Center)

[BV Financial, Inc.]

                                                         , 2004

Dear Subscriber:

We hereby acknowledge receipt of your order for shares of common stock of BV Financial, Inc.

At this time, we cannot confirm the number of shares of BV Financial, Inc. common stock that will be issued to you. Such allocation will be made in accordance with the plan of reorganization and stock issuance following completion of the stock offering.

If you have any questions, please call our conversion center at xxx-xxx-xxxx, Monday through Friday between 10:00 a.m. and 4:00 p.m.

Sincerely,

BV Financial, Inc.

Conversion Center

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

[BV Financial, Inc.]

                                                             , 2004

Dear Charter Shareholder:

Our subscription offering has been completed and we are pleased to confirm your subscription for shares at a price of $10.00 per share. If your subscription was paid for by check, interest and any refund due to you will be mailed promptly.

The closing of the transaction occurred on                          , 2004; this is your stock purchase date. Trading will commence on the over-the-counter market with quotations available on the OTC Electronic Bulletin Board under the symbol “xxxx” on                          , 2004.

Thank you for your interest in BV Financial, Inc. Your stock certificate will be mailed to you shortly.

Sincerely,

BV Financial, Inc.

Conversion Center

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

[BV Financial, Inc.]

                                                             , 2004

Dear Interested Investor:

We recently completed our subscription and community offerings. Unfortunately, due to the excellent response from our Eligible Account Holders, stock was not available for our Supplemental Eligible Account Holders, Other Members or community friends. If your subscription was paid for by check, a refund of any balance due to you with interest will be mailed promptly.

We appreciate your interest in BV Financial, Inc. and hope you become an owner of our stock in the future. The stock trades on the OTC Electronic Bulletin Board under the symbol “xxxx.”

Sincerely,

BV Financial, Inc.

Conversion Center

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

[BV Financial, Inc.]

                                                     , 2004

Welcome Shareholder:

We are pleased to enclose the stock certificate that represents your share of ownership in BV Financial, Inc., the holding company of Bay-Vanguard Federal Savings Bank and a majority-owned subsidiary of Bay-Vanguard, M.H.C. The shares of common stock will be quoted on the OTC Electronic Bulletin Board under the symbol “xxxx.”

Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:

XXXXXXXXXXXXXX

XXXXXXXX

XX XXXXXXXX XXXXX

XXXXXXXX, XXX XXXXXX XXXXX-XXXX

1 (800) XXX-XXXX

email: XXXX@XXXX.com

Also, please remember that your certificate is a negotiable security, which should be stored in a secure place, such as a safe deposit box or on deposit with your stockbroker.

On behalf of the Board of Directors of BV Financial, Inc., Bay-Vanguard, M.H.C., Bay-Vanguard Federal Savings Bank and our employees, I would like to thank you for supporting our offering.

Sincerely,

Edmund T. Leonard
Chairman of the Board

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

[BV Financial, Inc.]

                                                     , 2004

Dear Interested Subscriber:

We regret to inform you that Bay-Vanguard Federal Savings Bank and BV Financial, Inc., the holding company for Bay-Vanguard Federal Savings Bank, have decided not to accept your order for shares of BV Financial, Inc. common stock in our community offering. This action is in accordance with our plan of reorganization and stock issuance that gives Bay-Vanguard Federal Savings Bank and BV Financial, Inc. the absolute right to reject the subscription of any community member, in whole or in part, in the community offering.

Enclosed is a check representing your subscription order and interest earned thereon.

Sincerely,

BV Financial, Inc.

Conversion Center

(Printed by Conversion Center)

[Sandler O’Neill & Partners, L. P. Letterhead]

                                                 , 2004

To Our Friends:

We are enclosing the offering material for BV Financial, Inc., a majority-owned subsidiary of Bay-Vanguard, M.H.C. and the proposed holding company for Bay-Vanguard Federal Savings Bank, which is now in the process of reorganizing into the mutual holding company form of organization.

Sandler O’Neill & Partners, L.P. is managing the subscription offering, which will conclude at 12:00 noon, Eastern time on December xx, 2004. Sandler O’Neill is also providing conversion agent and proxy solicitation services for Bay-Vanguard Federal. In the event that all the stock is not sold in the subscription offering and community offering, Sandler O’Neill will form and manage a syndicated community offering to sell the remaining stock.

Members of the general public, other than residents of                     , are eligible to participate. If you have any questions about this transaction, please do not hesitate to call.

Sincerely,

Sandler O’Neill & Partners, L.P.

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Bay-Vanguard Federal Savings Bank, Bay-Vanguard, M.H.C., BV Financial, Inc., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Sandler O’Neill)